0 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Fourth Quarter 2017 Results February 6, 2018

1 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Statements contained in this presentation regarding the growth and prospects of the business, the Company’s projected 2017 financial results, long- term objectives and all other statements in this presentation other than recitation of historical facts are forward looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward looking statements involve known and unknown risks, uncertainties and other factors; consequently, actual results may differ materially from those expressed or implied thereby. Factors that could cause actual results to differ materially include, but are not limited to, the ability to achieve and effectively manage growth, including the ability to integrate our recent acquisitions, and consummate and integrate future acquisitions; the ability to pay Gartner’s debt obligations, the ability to maintain and expand Gartner’s products and services; the ability to expand or retain Gartner’s customer base; the ability to grow or sustain revenue from individual customers; the ability to attract and retain a professional staff of research analysts and consultants upon whom Gartner is dependent; the ability to achieve continued customer renewals and achieve new contract value, backlog and deferred revenue growth in light of competitive pressures; the ability to carry out Gartner’s strategic initiatives and manage associated costs; the ability to successfully compete with existing competitors and potential new competitors; the ability to enforce and protect our intellectual property rights; additional risks associated with international operations including foreign currency fluctuations; the impact of restructuring and other charges on Gartner’s businesses and operations; general economic conditions; risks associated with the credit worthiness and budget cuts of governments and agencies; the impact of the Tax Cut and Jobs Act of 2017; and other risks listed from time to time in Gartner’s reports filed with the Securities and Exchange Commission, including Gartner’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company’s SEC filings can be found on Gartner’s website at investor.gartner.com and on the SEC’s website at www.sec.gov. Forward looking statements included herein speak only as of February 6, 2018 and the Company disclaims any obligation to revise or update such statements to reflect events or circumstances after this date or to reflect the occurrence of unanticipated events or circumstances. In this presentation, we include “Combined” numbers that, for periods prior to our acquisition of CEB (unless expressly noted otherwise), reflect numerical addition of the results of Gartner and CEB for each line item and do not include all the adjustments required with respect to the presentation of pro forma financial information under GAAP and the rules and regulations of the SEC. Accordingly, these “Combined” numbers are non-GAAP, but are provided because Gartner believes they are useful in comparing performance of Gartner following the CEB acquisition with performance of Gartner and CEB independently prior to Gartner’s acquisition of CEB. These Combined numbers should be read together with the historical financial statements of Gartner and CEB included in their respective quarterly reports on Form 10-Q and annual reports on Form 10-K, and the pro forma financial statements included in Exhibit 99.1 to Gartner’s Current Report on Form 8-K filed with the SEC on April 6, 2017 and footnote 2 to Gartner’s Current Report on Form 10-Q for the period ended September 30, 2017. References in this presentation to "Heritage Gartner" operating results and business measurements refer to Gartner excluding CEB. Disclaimer & Explanatory Note

2 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Highlights: Fourth Quarter 2017 Heritage Gartner Total FX Neutral CV Growth of 16% y/y improvements in both client and wallet retention metrics with strong productivity growth Adjusted EBITDA of $221M Adjusted Earnings Per Share of $1.17Total Combined Adjusted Revenue Growth of 11% 13% y/y FX neutral growth for Heritage Gartner business

3 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Overview: Fourth Quarter 2017 a) Please refer to appendix slides for definition of non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) Net Debt is calculated by subtracting total cash of $549M from total outstanding debt of $3,323M as of Q4’17. Total cash includes a $10M unrestricted cash balance, which is classified as a held for sale asset In $ millions (unless stated) Q4’16 (Combined) Q4’17 YOY Change Total Adjusted Revenue (a) 960 1,065 11% Adjusted EBITDA (a) 217 221 2% Adjusted Diluted Earnings Per Share (a) N/A $1.17 N/M Free Cash Flow (a) 105 14 -86% 12 Month Rolling Free Cash Flow Conversion 122% 112% N/M Net Debt (b) 229 2,774 1111% Net Debt/Adjusted LTM EBITDA 0.5x 4.0x N/M

4 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Research: Fourth Quarter 2017 Heritage Gartner Research:  Total FX neutral contract value growth of 16%  Adjusted FX neutral revenue growth of 17%  New business growth of 23% year- on-year  Average Spend per Enterprise of $186K, up 8% year-on-year on an FX neutral basis a) Please refer to appendix slides for definition of non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) CEB total contract value recast at 2017 FX rates In $ millions (unless stated) Q4’16 Q4’17 YOY Change Research Combined Adjusted Revenue (a) 641 732 14% Combined Adjusted Gross Contribution (a) 441 504 14% Combined Adjusted Gross Contribution Margin (a) 69% 69% +20 bps Total Contract Value (Heritage Gartner) 1,903 2,213 16% CEB Total Contract Value (b) 549 557 2% Client Retention (Heritage Gartner) 84% 84% +70 bps Wallet Retention (Heritage Gartner) 104% 106% +125 bps Wallet Retention (CEB) 90% 96% +550 bps # of Client Enterprises (Heritage Gartner) 11,122 11,904 7%

5 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Heritage Gartner Research Highlights Direct Quota Bearing Headcount FX Neutral Sales Productivity* $116K $105K$104K $99K$101K Q4’17Q2’17Q1’17Q4’16 Q3’17 *Excludes L2 2,807 2,716 2,574 2,4602,423 Q3’17Q4’16 Q4’17Q1’17 Q2’17

6 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Events: Fourth Quarter 2017 a) Please refer to appendix slides for definition of non-GAAP measures and the reconciliation to the most directly comparable GAAP measures b) Includes Heritage Gartner and CEB destination events  On a same-events basis, Heritage Gartner Event business adjusted revenues increased 8% and 6% year-on-year in Q4 2017 on a reported and FX neutral basis, respectively  Heritage Gartner Events held 13 events in Q4 2017, with 12% year- on-year increase in same event attendees  CEB held 2 destination events in Q4 2017 In $ millions (unless stated) Q4’16 (Combined) Q4’17 YOY Change Events Adjusted Revenue (a) 160 169 5% Adjusted Gross Contribution (a) 87 86 -1% Adjusted Contribution Margin (a) 55% 51% -330 bps Number of Events (b) 14 15 1 Events Attendees (b) 25,715 29,187 14%

Consulting: Fourth Quarter 2017

In $ millions (unless stated)	Q4'16 (Combined)	Q4'17	YOY Change
Consulting Adjusted Revenue (a)	81	85	5%
Adjusted Gross Contribution (a)	19	22	19%
Adjusted Contribution Margin (a)	23%	26%	+300 bps
Quarterly Utilization Rate	65%	64%	-60 bps
Billable Headcount	629	682	8%
Avg. Annualized Rev. per Billable Headcount ($ thousands)	372	371	-30 bps

a) Please refer to appendix slides for definition of these non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

Managing Partners


+11%
123
125
128
134
137
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17

Consulting Backlog* ($M)


+7%
89
89
91
91
95
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17

- Continued investment in Managing Partners, up 11% compared to Q4 2016
- Backlog increased by 7% and 9% year-on-year on a reported and FX neutral basis in Q4 2017, respectively
- Backlog represents approximately 4 months of forward coverage, in-line with operational target

* No longer includes backlog associated with Strategic Advisory Services (SAS)

7
CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved.

Gartner

8 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Talent Assessment & Other: Fourth Quarter 2017  Talent Assessment & Other includes CEB's previously disclosed Talent Assessment business as well as certain CEB non-subscription based talent products and services • Following a strategic review, the company signed a definitive agreement to divest the biggest component of the Talent Assessment segment. The transaction is expected to close in the first half of the year with a purchase price of around $400 million. a) Please refer to appendix slides for definition of non-GAAP measures and the reconciliation to the most directly comparable GAAP measures In $ millions (unless stated) Q4’16 (Combined) Q4’17 YOY Change Talent Assessment & Other Adjusted Revenue (a) 78 79 2% Adjusted Gross Contribution (a) 46 51 11% Adjusted Contribution Margin (a) 59% 64% +550 bps

9 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Cash Flow Highlights: Fourth Quarter 2017 • The decrease to Operating and Free cash flow on a comparable basis versus prior year is due to higher interest and capex • In addition, there was a one-time, $40 million impact from the timing of billings, which is expected to reverse in the first half of 2018 • Our business model continues to convert Free Cash Flow in excess of Adjusted Net Income on a combined basis In $ millions (unless stated) Q4’16 (Combined) Q4’17 YOY Change Adjusted EBITDA 217 221 2% Operating Cash Flow 119 22 -81% - Capital Expenditures (21) (35) 68% + Cash Acquisition and Integration Payments 7 27 320% = Free Cash Flow 105 14 -86% 12 Month Rolling Free Cash Flow Conversion 122% 112% N/M

10 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Net Debt* / EBITDA Ratio Balance Sheet and Capital Structure: Fourth Quarter 2017 *Net Debt in Leverage Ratio calculated using LTM of Adjusted EBITDA of $697M of Adjusted EBITDA Revolver capacity was $558M as of the end of 4Q17 66% of gross debt has fixed interest rates Total cash includes a $10M unrestricted cash balance, which is classified as a held for sale asset -$0.5B -$1.2B -$0.6B -$0.6B -$0.5B $0.7B $1.7B $3.5B $3.4B $3.3B 1Q17 $0.4B $0.2B 4Q16 4Q17 $2.8B 2Q17 3Q17 $2.9B $2.8B DebtCash Net Debt ($B) 4.0x4.0x4.1x 0.9x 0.5x 1Q174Q16 2Q17 3Q17 4Q17 Completed acquisition of CEB in April 2017

11 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. 2018 Guidance In $ millions, except per share amounts 2018 Guidance Range Research adjusted revenue 3,100 - 3,150 Consulting adjusted revenue 340 - 355 Events adjusted revenue 380 - 400 Talent Assessment & Other adjusted revenue 285 - 305 Total Adjusted Revenue 4,105 - 4,210 Adjusted EBITDA 750 - 800 Adjusted Diluted Earnings Per Share $3.71 - $4.11 Fully Diluted Number of Shares 93 Operating Cash Flow 460 - 510 Acquisition and Integration Payments 126 Capital Expenditures (135) - (145) Free Cash Flow 451 - 491 Please refer to appendix slides for definition of non-GAAP measures and the reconciliation to the most directly comparable GAAP measures

12 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Additional 2018 Guidance Items In $ millions, unless stated Stock-based compensation 73 - 74 Depreciation 80 - 81 Amortization of intangible assets 190 Effective tax rate (GAAP) 27 - 28% Effective tax rate (adjusted) 26%

13 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. $0.31 $(1.59) $0.94 $1.49 GAAP and Adjusted EPS 2018 Outlook ~$0.08 ~$0.83 ~$1.54 $1.26 – $1.66 Adjusting items calculated at the midpoint of guidance range Amortization of Acquired Intangibles GAAP EPS Guidance Range Acquisition and Integration and Other Non- Recurring Items Pre-Acquisition Deferred Revenues Adjusted EPS Guidance Range $3.71 – $4.11

14 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Appendix

15 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Adjusted Revenue Reconciliation – 2018 Guidance a) Please refer to appendix slides for definition of non-GAAP measures and the reconciliation to the most directly comparable GAAP measures In $ millions 2018 GAAP Revenue Guidance Deferred Revenue Fair Value Adjustment 2018 Adjusted Revenue Research revenue 3,095 - 3,145 5 - 5 3,100 - 3,150 Consulting revenue 340 - 355 - 340 - 355 Events revenue 380 - 400 - 380 - 400 Talent Assessment & Other 280 - 300 5 - 5 285 - 305 Total Revenue 4,095 - 4,200 10 - 10 4,105 - 4,210

16 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Operating Income (Loss) to Adjusted EBITDA(a) Reconciliation a) Adjusted EBITDA is based on GAAP operating income adjusted for certain normalizing adjustments b) Consists of charges for stock-based compensation awards c) Includes depreciation expense, accretion on excess facilities accruals, and amortization of intangibles d) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract e) Consists of incremental and directly-related charges related to acquisitions and other non-recurring items f) Primarily consists of restructuring costs, real estate and business transformation costs, equity investment losses and non-operating foreign currency impact related to the acquired CEB business In $ thousands Q4’16 (Combined) Q4’17 Operating income (Loss) 67,258 62,894 Normalizing adjustments: Stock-based compensation expense (b) 16,239 8,972 Depreciation, accretion, and amortization (c) 41,371 71,802 Amortization of pre-acquistion deferred revenues (d) 2,911 50,085 Acquisition and integration charges and other nonrecurring items (e) 11,376 27,173 Other charges (f) 77,608 Adjusted EBITDA 216,763 220,926

17 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Adjusted Earnings Per Share(a): Fourth Quarter 2017 a) Adjusted earnings per share represents GAAP diluted earnings per share adjusted for the per share impact of certain items directly-related to acquisitions and other items b) Consists of non-cash amortization charges from acquired intangibles c) Consists of the amortization of non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract d) Consists of incremental and directly-related charges related to acquisitions and other non-recurring items e) Consists of the provisional, non-recurring net income tax benefit from the reduction of certain deferred tax liabilities and the repatriation tax on foreign earnings resulting from the Tax Cuts and Jobs Act of 2017 f) The effective tax rate was 54% and 36% for the three and twelve months ended December 31, 2017, respectively, and 8% and 19% for the three and twelve months ended December 31, 2016 g) Calculated by dividing Adjusted net income by the weighted average diluted shares outstanding for the respective period In $ thousands, except per share amounts Three Months Ended 31-Dec-17 Net Income (Loss) 107,307 Acquisition and other adjustments: Amortization of acquired intangibles (b) 53,260 Amortization of pre-acquisition deferred revenues (c) 50,085 Acquisition and integration charges and other nonrecurring items (d) 29,034 Impact of Tax Cuts and Jobs Act of 2017 (e) (59,599) Tax impact of adjustments (f) (72,044) Adjusted net income 108,043 Adjusted diluted earnings per share (g): $1.17 Weighted average shares outstanding: 92 Diluted (in millions)

18 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Operating Cash Flow to Free Cash Flow(a) Reconciliation a) Represents cash provided by operating activities determined in accordance with GAAP plus payments for acquisition and integration items directly-related to our acquisitions and certain nonrecurring items; less payments for capital expenditures In $ thousands Q4’16 (Combined) Q4’17 Cash provided by operating activities 119,220 22,250 Normalizing adjustments: Cash paid for acquisition and integration 6,575 27,270 Cash paid for capital expenditures (20,952) (35,146) Free Cash Flow 104,843 14,374

19 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Adjusted Segments Three Months Ended December 31, 2016 Combined(a) Three Months Ended December 31, 2017 As Reported a) Please refer to Exhibit 99.2 filed with Form 8-K on August 8, 2017 for a breakdown of the combined amounts into the Heritage Gartner and CEB components In $ thousands GAAP Revenue Deferred Revenue Fair Value Adjustment Adjusted Revenue Direct Expense Adjusted Gross Contribution Adjusted Contribution Margin Adjusted EBITDA Research 641,235 (212) 641,447 200,490 440,957 69% Consulting 81,058 - 81,058 62,433 18,625 23% Events 157,180 (2,653) 159,833 72,650 87,183 55% Talent Assessment & Other 77,894 - 77,894 32,042 45,852 59% TOTAL 957,367 (2,865) 960,232 367,615 592,617 62% 216,763 In $ thousands GAAP Revenue Deferred Revenue Fair Value Adjustment Adjusted Revenue Direct Expense Adjusted Gross Contribution Adjusted Contribution Margin Adjusted EBITDA Research 692,799 38,674 731,473 227,690 503,782 69% Consulting 85,257 - 85,257 63,172 22,085 26% Events 166,476 2,240 168,716 82,309 86,407 51% Talent Assessment & Other 69,977 9,172 79,149 28,240 50,908 64% TOTAL 1,014,509 50,085 1,064,594 401,412 663,182 62% 220,926

20 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved. Definitions Adjusted Revenue: Represents GAAP revenue plus non-cash fair value adjustments on pre-acquisition deferred revenues. The majority of the pre-acquisition deferred revenue is recognized ratably over the remaining period of the underlying revenue contract. Adjusted EBITDA: Represents GAAP operating (loss) income excluding stock-based compensation expense; depreciation, amortization, and accretion on obligations related to excess facilities; amortization of pre-acquisition deferred revenues; acquisition and integration charges; and other non-recurring items. Adjusted Net Income: Represents GAAP net income adjusted for the impact of certain items directly related to acquisitions and other non-recurring items. These adjustments include the amortization of identifiable intangibles from acquisitions; incremental and directly- related acquisition and integration charges related to the achievement of certain performance targets and employment conditions, as well as legal, consulting, severance, and other costs; fair value adjustments on pre-acquisition deferred revenues; the non-recurring impact from the enactment of the Tax Cuts and Jobs Act of 2017; and other non-recurring items. Adjusted EPS: Represents Adjusted Net Income divided by the weighted average diluted shares outstanding. Free Cash Flow: Represents cash provided by operating activities determined in accordance with GAAP plus payments for acquisition and integration items directly-related to our acquisitions and certain nonrecurring items; less payments for capital expenditures. Adjusted Gross Contribution: Adjusted Revenue less Direct Expenses. Adjusted Gross Margin: Adjusted Gross Contribution divided by Adjusted Revenue.

21 CONFIDENTIAL AND PROPRIETARY I © 2018 Gartner, Inc. and/or its affiliates. All rights reserved.